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                                                                    EXHIBIT 10.6











                                    AGREEMENT
                             OF LIMITED PARTNERSHIP
                                       OF

                           CHASTAIN INVESTMENTS, L.P.



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                                TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----

 Article 1.   Partnership............................................................................1
              1.1      Formation; Partnership Interest...............................................1
              1.2      Name..........................................................................1
              1.3      Number of  Partners...........................................................2

 Article 2.   Definitions............................................................................2

 Article 3.   Capitalization.........................................................................5
              3.1      Initial Capital Contributions.................................................5
              3.2      Issuance and Conversion of Units..............................................5
              3.3      Additional Funds..............................................................8
              3.4      Capital Accounts..............................................................9
              3.5      Interest on and Return of Capital.............................................9
              3.6      Negative Capital Accounts.....................................................9
              3.7      Limitation on Contributions and Obligations of Partners.......................9

 Article 4.   Principal Office......................................................................10

 Article 5.   Purpose and Powers of Partnership.....................................................10
              5.1      Purposes.....................................................................10
              5.2      Powers.......................................................................10

 Article 6.   Term..................................................................................10

 Article 7.   Allocations of Profits and Losses.....................................................10

 Article 8.   Cash Available for Distribution.......................................................10
              8.1      Cash Flow....................................................................10
              8.2      Consent to Allocations and Distributions.....................................11
              8.3      Right to Limit Distributions.................................................11

 Article 9.   Management of Partnership.............................................................11
              9.1      General Partner..............................................................11
              9.2      Limitations on Power and Authority of Partners...............................13
              9.3      Limited Partners.............................................................14
              9.4      Liability of General Partner.................................................14
              9.5      Indemnity....................................................................14
              9.6      Other Activities of Partners and Agreements with Related Parties.............15
              9.7      Other Matters Concerning the General Partner.................................15
              9.8      Partner Exculpation..........................................................16



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
              9.9      General Partner Expenses and Liabilities.....................................17

 Article 10.  Banking...............................................................................17

 Article 11.  Accounting............................................................................17
              11.1     Fiscal Year..................................................................17
              11.2     Books of Account.............................................................18
              11.3     Method of Accounting.........................................................18
              11.4     Tax Matters Partner..........................................................18

 Article 12.  Transfers of Partnership Interests....................................................18
              12.1     General Partner..............................................................18
              12.2     Limited Partner..............................................................18
              12.3     Admission Adjustments........................................................20

 Article 13.  Admission of New Partners.............................................................20

 Article 14.  Termination, Liquidation and Dissolution of Partnership...............................20
              14.1     Termination Events...........................................................20
              14.2     Method of Liquidation........................................................21
              14.3     Date of Termination..........................................................21
              14.4     Reconstitution Upon Bankruptcy...............................................21
              14.5     Death, Legal Incompetency, Etc. of a Limited Partner.........................22

 Article 15.  Power of Attorney.....................................................................22

 Article 16.  Amendment of Agreement................................................................23

 Article 17.  Miscellaneous.........................................................................24
              17.1     Notices......................................................................24
              17.2     Modifications................................................................24
              17.3     Successors and Assigns.......................................................24
              17.4     Duplicate Originals......................................................... 25
              17.5     Construction.................................................................25
              17.6     Governing Law................................................................25
              17.7     Other Instruments............................................................25
              17.8     General Partner with Interest as Limited Partner.............................25
              17.9     Legal Construction...........................................................25
              17.10    Gender...................................................................... 25
              17.11    Prior Agreements Superseded..................................................25
              17.12    No Third Party Beneficiary...................................................25
              17.13    Purchase for Investment......................................................25
              17.14    Waiver.......................................................................26

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
              17.15    Time of Essence..............................................................26
              17.16    Counterparts.................................................................26


Schedule A - Partners, Capital Accounts and Partnership Interests







































                                       iii

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                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF

                           CHASTAIN INVESTMENTS, L.P.


         THIS AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") made and entered into effective as of ____ day of _______, 199_, by and among CHASTAIN GP HOLDINGS, INC. (the "General Partner"), a Georgia corporation, as the General Partner, and those Persons whose names are set forth in Schedule A as attached hereto, as the Limited Partners (the "Limited Partners"), including CHASTAIN LP HOLDINGS, INC. (the "Initial Limited Partner"), a Georgia corporation, together with any other Persons who become Partners in the Partnership as provided herein (the General Partner and each Limited Partner being a "Partner" and collectively, the "Partners"). CHASTAIN CAPITAL CORPORATION ("Chastain" or the "Company"), a Georgia corporation, owns all of the stock of the General Partner and the Initial Limited Partner but is not a Partner in the Partnership.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to form a limited partnership (the "Partnership") under the provisions of the Georgia Revised Limited Partnership Act (the "Act") for the purposes hereinafter described; and

         WHEREAS, the parties hereto desire to set forth herein their respective rights, duties and responsibilities with respect to such limited partnership;

         NOW THEREFORE, in consideration of the premises, and of the mutual promises, obligations and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

          Article 1.       Partnership.

                  1.1 Formation; Partnership Interest. The General Partner and the Initial Limited Partner hereby form the Partnership as a Georgia limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Initial Limited Partner is the sole limited partner of the Partnership; however, it is contemplated that additional Limited Partners shall become Partners in the Partnership as provided herein in the future. No Partner has any interest in any Partnership property and the interest of all Partners in the Partnership are, for all purposes, personal property.

                  1.2 Name. The Partnership name shall be "Chastain Investments, L.P.," but the General Partner may from time to time change the name of the Partnership or may adopt such trade or fictitious names as it may determine.


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                  1.3      Number of Partners. Unless the General Partner
determines in good faith that the Partnership will not be classified as a "publicly traded partnership" for Federal income tax purposes, the Partnership shall not at any time have more than 100 Partners (including as Partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (a "Flow Through Entity"), but only if substantially all of the value of such person's interest in the Flow Through Entity is attributable to the Flow Through Entity's interest (direct or indirect) in the Partnership).

          Article 2.       Definitions.

                  2.1 As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

         "Act" shall mean the Georgia Revised Uniform Limited Partnership Act (Official Code of Georgia Annotated, Sections 14-9-100 et seq.), as amended from time to time, and any successor statute. References to specific Sections of the Act refer to the corresponding Sections of the Official Code of Georgia Annotated.

         "Agreement" shall mean this Agreement of Limited Partnership, as it may be amended from time to time.

         "Articles of Incorporation" shall mean the Articles of Incorporation of Chastain filed in the State of Georgia on December 16, 1997, as amended or restated from time to time.

         "Bankruptcy" of a Partner shall mean (a) the filing by a Partner of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other Federal or state insolvency law, or a Partner's filing an answer consenting to or acquiescing in any such petition, (b) the making by a Partner of any assignment for the benefit of its creditors or the admission by a Partner in writing of its inability to pay its debts as they mature, or (c) the expiration of sixty (60) days after the filing of any involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), seeking liquidation, reorganization, arrangement or readjustment of its debts under any other Federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period.

         "Bylaws" shall mean the Bylaws of Chastain, dated December 16, 1997, as amended or restated from time to time.

         "Capital Account" shall mean the capital account maintained by the Partnership for each Partner as described in Section 3.4 below. The Capital Account balance of each Partner who is a Partner as of the effective date of this Agreement shall be set forth opposite such Partner's name on Schedule A hereto. The General Partner shall maintain the information set forth in Schedule A hereto, as such information shall change from time to time, in such form as the General Partner

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deems appropriate for the conduct of the Partnership's affairs, and Schedule A shall be deemed amended from time to time to reflect the information so maintained by the General Partner, whether or not a formal amendment to this Agreement has been executed amending such Schedule A. Such information shall reflect (and Schedule A shall be deemed amended from time to time to reflect) the issuance of any additional Units to the General Partner or any other Person, the transfer of Units and the redemption of any Units, all as contemplated herein.

         "Capital Contribution" shall mean, when used in respect of a Partner, if applicable, the initial capital contribution of such Partner as set forth in
Section 3.1 below, and any other amounts of money or the fair market value of other property contributed by such Partner to the capital of the Partnership with respect to the Partner's interest in the Partnership, including the Capital Contribution made by any predecessor holder of the Partnership Interest of such Partner.

         "Chastain" shall mean Chastain Capital Corporation, a Georgia corporation, sometimes referred to in this Agreement as the "Company".

         "Chastain Partners" shall mean the General Partner (so long as the General Partner is Chastain GP Holdings, Inc.) and the Initial Limited Partner. References to a "Chastain Partner" shall be to either of the Chastain Partners.

         "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute. Any reference herein to a specific Section or Sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Common Share" shall have the meaning provided in Section 3.2(A).

         "Company" means Chastain Capital Corporation, a Georgia corporation.

         "Exchange Date" shall have the meaning provided in Section 3.2(D).

         "Exchange Notice" shall have the meaning provided in Section 3.2(C).

         "Exchanging LP" shall have the meaning provided in Section 3.2(D).

         "Flow Through Entity" shall have the meaning provided in Section 1.3 above.

         "General Partner" means Chastain GP Holdings, Inc., a Georgia corporation, or its successors as general partner of the Partnership.

         "Fiscal Year" shall have the meaning provided in Section 11.1.

         "Initial Limited Partner" shall mean Chastain LP Holdings, Inc., a Georgia corporation.


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         "IRS" shall have the meaning provided in Section 11.6.

         "Limited Partner" shall mean any Person (i) named as a Limited Partner in Schedule A attached hereto, as such Schedule may be amended from time to time or who has become a Limited Partner pursuant to the terms and conditions of this Agreement, and (ii) who holds a partnership interest, in such Person's capacity as a Limited Partner in the Partnership. "Limited Partners" means all such persons.

         "Majority-in-Interest of the Limited Partners" shall mean, as of any given time, Limited Partners who own more than fifty percent (50%) of the Percentage Interests in the Partnership held by Limited Partners.

         "Market Price" shall have the mean the value of a Common Share as determined by the General Partner in its sole discretion.

         "Partners" shall mean, collectively, the General Partner and the Limited Partners, or any additional or successor partners of the Partnership admitted to the Partnership in accordance with the terms of this Agreement. References to a "Partner" shall be to any one of the Partners.

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

         "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement, and to the extent not inconsistent with this Agreement, under the Act, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and the Act.

         "Percentage Interest" shall mean, as to each Partner, the quotient (expressed as a percentage) arrived at by dividing the number of Units held by that Partner, by the total number of Units issued and outstanding at the time. The respective Percentage Interest of the Partners as of the date of this Agreement are set forth in Schedule A attached to this Agreement.

         "Person" means any individual, partnership, corporation, trust, unincorporated organization, association, limited liability company or other entity.

         "Profits" and "Losses" shall mean for each fiscal year or portion thereof, an amount equal to the Partnership's items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:

                           (i) any income which is exempt from Federal income tax and not otherwise taken into account in computing net Profits or net Losses shall be added to taxable income or loss;

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                           (ii)     any expenditures of the Partnership
                  described in Code Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, will be subtracted from taxable income or loss;

         "Record Date" shall have the meaning provided in Section 9.1(K).

         "Regulations" shall mean the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Rights" shall have the meaning provided in Section 3.2(D).

         "TMP" shall have the meaning provided in Section 11.4.

         "Transfer" shall have the meaning provided in Section 12.2(A).

         "Transferee" shall have the meaning provided in Section 12.2(B).

         "Transferor" shall have the meaning provided in clause (iii) of Section 12.2(B).

         "Units" shall have the meaning provided in Section 3.2(A).

          Article 3.       Capitalization.

                  3.1 Initial Capital Contributions. As of the effective date hereof, the Partners have made contributions of cash to the Partnership, and the amount of such cash contributions are reflected in the Capital Account balance of each such Partner as set forth opposite such Partner's name on the attached Schedule A.

                  3.2      Issuance and Conversion of Units.

                  A. The interest of a Partner in the Partnership is referred to as being evidenced by one or more Units. A "Unit" is a unit of Partnership Interest that, as more particularly provided for below in Section 3.2(C), may be converted into either cash or one (1) common share of beneficial interest in the Company (a "Common Share"). The aggregate total of all Units outstanding as of the date of this Agreement is [_________]. As of the date of this Agreement, each Partner is deemed to hold Units as shown on Schedule A.

                  B. From time to time hereafter, subject to and in accordance with the provisions of this Section 3.2(B), the General Partner may (but shall not be obligated to) cause the Partnership to issue additional Units in exchange for a Capital Contribution (which may

                                        5

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         consist of either cash or property). The number of Units to be issued in such case shall be determined by the General Partner in its sole discretion.


                  C. Subject to the further provisions of this Section 3.2(C), the General Partner hereby grants to each Limited Partner (other than the Initial Limited Partner) holding Units the right to request an exchange of any or all of its Units for Common Shares, with one Unit being exchangeable for one Common Share; provided, however, any such exchange shall only be made with regard to whole Units.

                           (i) Such right may be exercised by a Limited Partner at any time after the date specified in writing by the General Partner as being applicable to the Units which are the subject of such exchange at the time of issuance if such Units, upon not less than ten (10) days' prior written notice to the General Partner (the "Exchange Notice").

                           (ii) Upon receipt of such Exchange Notice, the General Partner may, in its discretion, in lieu of exchanging Units for Common Shares, cause the Partnership to pay to such Limited Partner cash in an amount equal to the product arrived at by multiplying (a) the number of Units requested to be exchanged by such Limited Partner by (b) the Market Price, with such payment to be made within ten (10) days of the General Partner's receipt of the Limited Partner's Exchange Notice as aforesaid.

                           (iii) In the event that the issuance of Common Shares to the Exchanging LP would (a) result in any person (other than Lend Lease Corporation Limited, a corporation organized and existing under the laws of the State of New South Wales, Australia and its subsidiaries and affiliates, so long as Lend Lease Corporation Limited is publicly held) owning, directly or indirectly, Common Shares in excess of 9.8% of the total number of Common Shares then outstanding;
                  (b) result in Common Shares being owned by fewer than 100 Persons (determined without reference to any rules of attribution); (c) result in the Company being "closely held" within the meaning of Section 856(h) of the Code; or (d) cause the acquisition of Common Shares by the Exchanging LP to be "integrated" with any other distribution of Common Shares for purposes of complying with Federal or state securities laws; then the General Partner must elect to make a cash payment.

                           (iv) If the General Partner does not elect to make a cash payment it shall be obligated to exchange the surrendered Units for Common Shares as provided above.

                           (v) The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of allowing the

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                  General Partner to effect the exchange of Units for Common
                  Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Units not owned by the Chastain Partners.

                           (vi) No Limited Partner shall, by virtue of being the holder of one or more Units be deemed to be a shareholder of or have any other interest in the Company.

                           (vii)    In the event of any change in the
                  outstanding Common Shares of the Company or its successor by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change other than the issuance of Rights, as further described in Section 3.2(D) (a "Recapitalization"), the number of Units held by each Partner shall be adjusted upward or downward to equal such number of Common Shares of the Company (or as applicable, the Common Shares or equivalent class of securities of the successor thereto) as would have been held by the Partner immediately following the Recapitalization if such Partner had converted such Units immediately prior to such Recapitalization.

                           (viii)   The General Partner may assume the
                  Partnership's obligation to exchange Units for Common Shares. In the event the General Partner assumes this obligation and acquires Units in exchange for Common Shares, the General Partner shall record the transfer on the books of the Partnership so that the General Partner is thereupon the owner and holder of such Units.

                           (ix) Notwithstanding the foregoing provisions of this Section 3.2(C), a Limited Partner shall not have the right to exchange Units for Common Shares if (a) the Company would, as a result thereof, no longer qualify, or it would be likely that the Company no longer would qualify, as a "real estate investment trust" under the Code; or (b) such exchange would constitute or be likely to constitute a violation of applicable Federal or state securities laws or would violate any applicable provisions of the organizational documents of the General Partner or the Company (including, without limitation, any restrictions on ownership of securities of the Company set forth in the Articles of Incorporation or Bylaws of the Company). In either such event, to the extent the consequences described in (a) or (b) could be eliminated by reasonable action of the Company without any material detriment to the Company and at the expense of such Limited Partner(s) requesting such exchange, the General Partner shall take all such reasonable action to effect the exchange of Units for Common Shares by such Limited Partner(s) as herein provided.

                  D. In the event that a Limited Partner (the "Exchanging LP") exercises its right to exchange any or all of its Units for Common Shares under Section 3.2(C), and the General Partner does not elect to make the cash payment to the Exchanging LP referenced in clauses


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         (ii) and (iii) of such Section 3.2(C), and in the event that the
         Company issues to all of its holders of Common Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling such shareholders to subscribe for or purchase Common Shares or any other securities or property (collectively, "Rights"), with the record date for such Rights issuance falling within the period starting on the date that the General Partner receives the Exchange Notice from the Exchanging LP and ending on the date immediately preceding the date upon which the General Partner delivers the Common Shares to the Exchanging LP in exchange for such Exchanging LP's Units (the date upon which such exchange occurs being referred to herein as the "Exchange Date"), which Rights shall not be distributed before the Exchange Date, then the amount payable by the General Partner to the Exchanging LP in exchange for its Units under Section 3.2(C) shall also include the Rights the Exchanging LP would have received if it had been the owner of the Common Shares to be delivered by the General Partner to the Exchanging LP prior to the record date for the issuance of the Rights (as the same may be expressed for any purpose hereunder in a number of Units or Common Shares as determined by the General Partner in good faith).

                  3.3      Additional Funds.

                  A. No Partner shall be assessed or, except as otherwise provided in this Agreement, required to contribute additional funds or other property to the Partnership. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion, may, at the option of the General Partner and without an obligation to do so, be contributed by the General Partner or any other Partner (provided such other Partner is willing to do so and the General Partner consents thereto, each in its sole and absolute discretion) as additional Capital Contributions. If, and as, the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional Units as provided for in Section 3.2(B) above. The General Partner shall also have the right (but not the obligation) to raise any additional funds required for the Partnership in accordance with the provisions of Section 9.7(E) below and/or by causing the Partnership to borrow the necessary funds from third parties on such terms and conditions as the General Partner shall deem appropriate in its sole discretion. If the General Partner elects to cause the Partnership to borrow the additional funds, or if the Partnership issues a guaranty, indemnity or similar undertaking in connection with the indebtedness of the General Partner or Company as aforesaid, in any such case one or more of the Partnership's assets may be encumbered to secure the loan or undertaking. No Limited Partner shall have the right to make additional Capital Contributions to the Partnership without the prior written consent of the General Partner.

                  B. The Company shall have the option, but not the obligation, to transfer, by loan or capital contribution, to one or both of the Chastain Partners an amount equal to all or a portion of the net proceeds of any and all funds raised by or through the Company through the issuance of Common Shares or other securities to, in turn, be contributed by the Chastain

         Partners to the Partnership as additional Capital Contributions; and, in such event, the Chastain Partners shall be issued additional Units pursuant to Section 3.2(B) above.


                  3.4 Capital Accounts. A separate capital account ("Capital Account") shall be maintained for each Partner.

                  A. To each Partner's Capital Account there shall be added such Partner's Capital Contributions and such Partner's distributive share of Profits.

                  B. From each Partner's Capital Account there shall be subtracted the amount of cash and the value (as determined by the General Partner in its sole discretion) of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, and such Partner's distributive share of Losses.

                  C. In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement (including a transfer of Units in exchange for Common Shares, pursuant to Section 3.2(C)), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

                  3.5      Interest on and Return of Capital.

                  A. No Partner shall be entitled to any interest on its Capital Account or on its Capital Contributions to the Partnership.

                  B. Except as expressly provided for in this Agreement, no Partner shall have the right to demand or to receive the return of all or any part of its Capital Contributions to the Partnership and there shall be no priority of one Partner over the other as to the return of Capital Contributions or withdrawals or distributions of Profits and Losses. No Partner shall have the right to demand or receive property other than cash in return for the Capital Contributions of such Partner to the Partnership.

                  3.6 Negative Capital Accounts. Subject to the provisions of any guarantee or other written agreement between a Partner and the Partnership, no Partner shall be required to pay to the Partnership any deficit or negative balance which may exist in its Capital Account.

                  3.7 Limitation on Contributions and Obligations of Partners. Except as provided in Sections 3.1, 3.2 and 3.3 (or the provisions of any guarantee or other written agreement between a Partner and the Partnership), no Partner shall be required to make any additional advances or contributions to or on behalf of the Partnership or to endorse any obligations of the Partnership.



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

         Article 4. Principal Office. The principal office of the Partnership shall be located at 3424 Peachtree Road, N.E. Suite 800, Atlanta, Georgia 30326, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners.

         Article 5.       Purpose and Powers of Partnership.


                 5.1 Purposes. The purposes of the Partnership shall be any purpose that may be legally conducted by a limited partnership organized pursuant to the Act, consistent with (a) satisfaction by the Company of the requirements for being classified as a "real estate investment trust" under the Code, unless the Company provides notice to the Partnership that it intends to cease or has ceased to qualify as a "real estate investment trust," (b) avoidance of any federal income tax or excise tax liability imposed by the Code or Regulations, and (c) ensuring the Partnership shall not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code, unless the General Partner has determined that avoidance of such classification is no longer prudent. The purposes of the Partnership include, but are not limited to, the discharge of the role and function of Partnership as described in that certain Form S-11 Registration Statement No. 333-42629 under the Securities Act of 1933, as amended, filed February , 1998 on behalf of Chastain Capital Corporation.

                 5.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes described herein and for the protection and benefit of the Partnership; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, (a) could adversely affect the ability of the Company to continue to qualify as a "real estate investment trust" under the Code, unless the Company provides notice to the Partnership that it intends to cease or has ceased to qualify as a "real estate investment trust," (b) could subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, (c) could result in the Partnership classification as a "publicly traded partnership" for purposes under the Code, unless the General Partner has determined that avoidance of such classification is no longer prudent, or (d) could violate any law or regulation of any governmental body or agency having jurisdiction over the Partnership, the Company or their securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

         Article 6. Term. The term of the Partnership shall continue until the Partnership is terminated upon the occurrence of an event described in
Section 14.1 below.

         Article 7. Allocation of Profits and Losses. Profits and Losses for any fiscal year shall be allocated among the Partners in proportion to their respective Percentage Interests.


         Article 8.        Cash Available for Distribution.

                 8.1 Cash Flow. As used in this Agreement, "Cash Flow" shall mean and be defined as all cash receipts of the Partnership from whatever source (but excluding the proceeds of any Capital Contributions to the Partnership) during the period in question in excess of all items of Partnership expense (other than non-cash expenses such as depreciation) and other cash needs of the Partnership, including, without limitation, amounts paid by the Partnership as principal on debts and advances, during such period, capital expenditures and any reserves (as determined by the General Partner) established or increased during such period. In the discretion of the General Partner, reserves may include cash held for future acquisitions. Cash Flow shall be distributed to or for the benefit of the Partners of record as of the applicable Record Date not less frequently than quarterly and shall be distributed pro rata in proportion to their respective Percentage Interests.

                 8.2 Consent to Allocations and Distributions. Each of the Partners hereby consents to the allocations and distributions provided for in this Agreement.

                 8.3 Right to Limit Distributions. The right of any Partner to receive distributions of any nature pursuant to the terms of this Agreement shall be subject to the terms of any agreement between such Partner and the Partnership limiting, restricting or providing rights of set-off with respect to such distributions.

          Article 9.       Management of Partnership.

                  9.1 General Partner. The General Partner shall be the sole manager of the Partnership business, and shall have the right and power to make all decisions and take any and every action with respect to the property, business and affairs of the Partnership and shall have all the rights, power and authority generally conferred by law, or necessary, advisable or consistent with accomplishing the purposes of the Partnership. The General Partner shall have full, exclusive and complete responsibility and discretion in the management and control of the Partnership. All decisions or actions made or taken by the General Partner hereunder shall be binding upon all of the Partners and the Partnership. The powers of the General Partner to manage the Partnership business shall include, without limitation, the power and authority to, directly or indirectly:

                  A.       Effect any of the purposes of the Partnership.

                  B. Perform any and all acts necessary or appropriate to the operation of the Partnership's assets, including, but not limited to, preparing, negotiating, executing and delivering leases and rental agreements with regard to real and personal property owned by the Partnership, preparing applications for rezoning, preparing objections to rezoning of other property and establishing bank accounts in the name of the Partnership.

                  C. Improve, renovate and/or perform construction activities with regard to the properties owned by the Partnership and to retain such contractors, subcontractors and other persons or entities as may be required in connection with such activities.

                  D. Procure and maintain such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partner.

                  E. Take and hold all real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee.

                  F. Negotiate, execute and deliver agreements on behalf of and in the name of the Partnership.

                  G. Borrow money (whether on a secured or unsecured basis), finance and refinance the assets of the Partnership or any part thereof or interest therein, and in connection therewith, issue notes, bonds, securities and other undertakings and evidences of indebtedness and documents related thereto (including, without limitation, guaranty, indemnities and similar undertakings to support loans obtained or debt securities issued by the Company).

                  H. Coordinate all legal, accounting and clerical functions of the Partnership and of the Company as such functions of the Company relate to the Partnership and employ such accountants, lawyers, property managers, leasing agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership and the business of the Company as such business relates to the Partnership.

                  I. Acquire or commit to acquire any assets; encumber, sell, assign, transfer, ground lease or otherwise dispose of any or all of the assets of the Partnership, or any part thereof or interest therein and maintain and administer the portfolio of assets.

                  J. Organize one or more partnerships, corporations, limited liability companies or other business entities which are controlled, directly or indirectly, by the Partnership and make any capital contributions (in cash or in kind) required pursuant to the organizational documents or subscription agreements relating to any such partnerships, corporations, limited liability companies or other business entities.

                  K. Establish the date (the "Record Date") for the purpose of making any proper determination in connection with, but not limited to, the following matters: (i) which Partners are entitled to receive distributions, (ii) consent to any matter for which the consent of Partners is permitted or required under any provision hereof, or
         (iii) otherwise when Partners are allocated rights hereunder.

                  L. Serve as consultant with respect to formulation of investment criteria and preparation of policy guidelines by the Board of Directors of the Company as such criteria and guidelines relate to the Partnership.

                  M. To the extent not otherwise subject to an agreement executed by the Company, monitor and provide, on an ongoing basis, price information and other data obtained from certain nationally recognized dealers that maintain markets in assets identified by the Board of Directors of the Company from time to time, and provide data and advice to the Board of Directors of the Company in connection with the identification of such dealers.


                  N. Provide executive and administrative personnel with office space and office services required in rendering services to the Company as such services relate to the Partnership.

                  O. Communicate on behalf of the Company with the holders of any equity or debt securities of the Company as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders.

                  P. Prepare on behalf of the Company all reports that are required to be filed with the Securities and Exchange Commission as such reports relate to the Partnership.

                  Q. Counsel the Company in connection with policy decisions to be made by the Board of Directors as such decisions relate to the Partnership.

                  R. Cooperate in the timely preparation and filing of all federal, state and local income tax, real estate tax and information returns for the Company and payment of any taxes thereunder due on behalf of Company to the extent such taxes relate to the existence and operation of the Partnership and, to the extent the Company deems to be appropriate, liaison with tax consultants and legal counsel regarding all tax planning and structuring matters for the Company as such matters relate to the Partnership and perform all administrative work in paying taxes owed, and, where appropriate, seeking refunds of taxes paid, as applicable.

                  S. Operate any business normal or customary for the owner or investor of assets of the type held by the Partnership.

                  9.2 Limitations on Power and Authority of Partners. Notwithstanding the powers of the General Partner set forth in Section 9.1 above, the General Partner shall not have the right or power to do any of the following unless any such action is approved by the minimum percentage of the Limited Partners required under the Act:

                           (a) Any act in contravention of this Agreement, or any amendment hereto.

                           (b) Dissolve the Partnership, except that an action which may lead to dissolution of the Partnership shall be permitted without the consent of the minimum percentage of Limited Partners required under the Act, if it is otherwise permitted to be taken hereunder without such consent of the Limited Partners.

                           (c) Cause the Partnership to merge into another entity if the Partnership is not the surviving entity.

                           (d) Excluding transactions permitted hereunder, sell, exchange, transfer, or otherwise dispose of all or substantially all of the assets of the Partnership in a single transaction or a series of related transactions (including by way of merger, consolidation, or other combination with any other Person); being understood, however, that a sale of any or all of the assets of the Partnership, including, without limitation, sales resulting in the liquidation of the partnership, may be an ordinary part of the Partnership's business and affairs as specifically permitted herein.

                  9.3 Limited Partners. The Limited Partners shall have no right or authority in their capacity as Limited Partners to act for or to bind the Partnership and no Limited Partner shall participate in, transact, conduct or control the Partnership's management activities, decisions, affairs or business except as required by applicable law.

                  9.4 Liability of General Partner. The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any other Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of the Partnership except (i) in the case of fraud, willful misconduct (such as an intentional breach of fiduciary duty or an intentional breach of this Agreement) or gross negligence, and (ii) for other breaches of this Agreement, but the liability of the General Partner under this clause (ii) shall be limited to its interest in the Partnership as more particularly provided for in Section 9.8. The General Partner shall not have any personal liability for the return of any Limited Partner's Capital Contributions.

                  9.5 Indemnity. The Partnership shall indemnify and shall hold the General Partner (and the officers and directors thereof) harmless from any liability, loss, cost or damage, including, without limitation, reasonable legal fees and court costs incurred by it by reason of anything it may do or refrain from doing hereafter for and on behalf of the Partnership or in connection with its business or affairs; provided, however, that the Partnership shall not be required to indemnify the General Partner (or any officer or director thereof) for any liability, loss, cost or damage which it might incur as a result of its fraud, willful misconduct or gross negligence in the performance of its duties hereunder. In addition, the Company shall be entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the Company to present or former officers, managers or directors of the Company or its predecessors, as provided for in or pursuant to the Articles of Incorporation and Bylaws of the Company. The right of indemnification set forth in this Section 9.5 shall be in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns of any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section 9.5, but such claim shall be satisfied solely out of assets of the Partnership.

                  9.6 Other Activities of Partners and Agreements with Related Parties. Nothing contained in this Agreement shall prevent or prohibit the General Partner or any employee, officer, director, agent, shareholder or affiliate of the General Partner from entering into, engaging in or conducting any other activity or performing for a fee any service including (without limiting the generality of the foregoing) engaging in any business dealing with real property of any type or location, including, without limitation, property of a type similar to those properties owned by the Partnership, its subsidiaries or any other Person in which the Partnership has equity investment; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity; or receiving compensation for services to, or participating in profits derived from, the investments of any such corporation, trust, partnership or other entity, regardless of whether such activities are competitive, directly or indirectly, with the Partnership. Nothing herein shall require the General Partner or any employee, agent, shareholder or affiliate thereof to offer any interest in such activities or any particular opportunity to the Partnership or any Partner, and the partnership relationship established hereby in or to such other activities or to the income or proceeds derived therefrom. The pursuit of such activities, even if competitive with the business of the Partnership (including, without limitation, causing tenants to transfer from one of the Partnership's properties to other properties in which the General Partner has an interest, directly or indirectly, without compensation to the Partnership, or taking other actions for the benefit of the General Partner or affiliates of the General Partner that are detrimental to the Partnership), shall not be deemed wrongful or improper. Except as may otherwise be agreed to in writing, the Company, each Limited Partner and all of their respective affiliates, shall be free to engage in, to conduct or to participate in any business or activity whatsoever, including, without limitation, the acquisition, development, management and exploitation of real and personal property (other than property of the Partnership), without any accountability, liability or obligation whatsoever to the Partnership or to any other Partner, even if such business or activity competes with or is enhanced by the business of the Partnership. The General Partner, in the exercise of its power and authority under this Agreement, may contract and otherwise deal with or otherwise obligate the Partnership to entities in which the General Partner or the Company or any one or more of the managers, officers, directors or shareholders of the General Partner or the Company, as applicable, may have an ownership or other financial interest, whether direct or indirect.

                  9.7      Other Matters Concerning the General Partner.

                  A. The General Partner shall be protected in relying, acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been executed or presented by the proper party or parties.

                  B. The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and actions taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligation other than to use due care in the selection of all consultants and contractors.

                  C. No mortgagee, grantee, creditor or any other person dealing with the Partnership shall be required to investigate the authority of the General Partner or secure the approval of or confirmation by any Limited Partner of any act of the General Partner in connection with the conduct of the Partnership business.

                  D. The General Partner may retain such persons or entities as it shall determine (including the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) to provide services to or on behalf of the Partnership. The General Partner shall be entitled to reimbursement from the Partnership for its out-of-pocket expenses (including, without limitation, amounts paid or payable to the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) incurred in connection with Partnership business. Such expenses shall be deemed to include without limitation those expenses required in connection with the administration of the Partnership such as the maintenance of Partnership books and records, management of the Partnership property and assets and preparation of information respecting the Partnership needed by the Partners in the preparation of their individual tax returns.

                  E. The General Partner may loan to the Partnership the net proceeds of loans obtained or debt securities issued by the Company so long as the terms of such loan to the Partnership are substantially equivalent to the corresponding loan obtained or debt securities issued by the Company. The General Partner may also loan to the Partnership the net proceeds of loans obtained by the General Partner so long as the terms of such loan to the Partnership are substantially equivalent to the corresponding loan obtained by the General Partner.

                  9.8 Partner Exculpation. Except for fraud, willful misconduct and gross negligence, no Partner shall have any personal liability whatever, whether to the Partnership or to any other Partner, for the debts or liabilities of the Partnership or its obligations hereunder, and the full recourse of any Partner shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no manager, officer, director or shareholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a final judgment; or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct and gross negligence, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partners and arising out of or in connection with this Agreement. This Agreement is executed by the managers, members, officers or partners of each Partner solely as managers, members, officers or partners of the same and not in their own individual capacities. No advisor, manager, member, director, officer, partner, employee, beneficiary, shareholder, participant or agent of any Partner (or of any partner of a Partner) shall be personally liable in any matter or to any extent under or in connection with this Agreement, and the Partnership, each Partner and their respective successors and assigns shall look solely to the interest of the other Partners in the Partnership for the payment of any claim or for any performance hereunder.

                  9.9 Responsibility for Ownership, Operation, Organizational and Unit Issuance Expense. The Partnership shall be responsible for expenses relating to the Partnership's ownership and operation of its assets or for the benefit of the Partnership and shall reimburse the General Partner or the Company, as applicable, on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses incurred relating to the Partnership's ownership and operation of its assets or for the benefit of the Partnership; provided, that the amount of any such reimbursement shall be reduced by any interest earned by it as required by
Article 10. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 9.5. The General Partner shall determine in good faith the amount of expenses incurred by it relating to the operation of, or that inure to the benefit of, the Partnership. In the event that certain expenses are incurred for the benefit of the Partnership and other Persons (including the General Partner or the Company), such expenses will be allocated to the Partnership and such other Persons in such a manner as the General Partner deems fair and reasonable. The Partnership shall be responsible for and shall pay all expenses incurred relating to the organization of the Partnership. In the event that certain expenses relating to the organization of the General Partner and the Company are incurred for the benefit of the Partnership, such expenses will be allocated to the Partnership in such a manner as the General Partner deems fair and reasonable. The General Partner and the Company shall be reimbursed for all expenses either incurs relating to any issuance of Units pursuant to Section 3.2.

         Article 10. Banking. The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

         Article 11.      Accounting.

                 11.1 Fiscal Year. The fiscal year and taxable year of the Partnership (the "Fiscal Year") shall end on the last day of December of each year, unless another fiscal year end in selected by the General Partner.

                 11.2 Books of Account. The Partnership books of account shall be maintained at the principal office designated in Article 4 or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return.

                 11.3 Method of Accounting. The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

                 11.4 Tax Matters Partner. The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the "TMP") of the Partnership and shall have all rights and obligations of the TMP under the Code. As TMP, the General Partner shall have the authority to handle tax audits and to make tax elections under the Code on behalf of the Partnership.

         Article 12.      Transfers of Partnership Interests.

                 12.1 General Partner. The General Partner may not voluntarily withdraw from the Partnership or transfer its interest in the Partnership unless the transaction pursuant to which such withdrawal or transfer occurs results in the receipt by the Limited Partners of Common Shares or cash in an amount equal to the amount such Partners would have received had they exercised the right to request an exchange of their Units for Common Shares pursuant to Section 3.2(C) hereto immediately prior to such transaction.

                 12.2     Limited Partner.

                 A. Any Limited Partner or substituted Limited Partner may not, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute or otherwise transfer (a "Transfer") all or any part of his interest in the Partnership, except by (i) operation of law, testamentary disposition, gift (outright or in trust) or by sale, in each case to or for the benefit of his parent(s), spouse or descendants; (ii) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a loan or other obligation, provided however, that each such pledgee shall agree in writing, concurrent with such pledge or other collateral transfer, to (a) subordinate its rights with respect to the pledged interest to any and all rights granted by the pledging Limited Partner to the Partnership, whether or not such rights constitute perfected security interests in favor of the Partnership, including, without limitation, any rights to withhold, restrict or offset distributions in respect of such pledged interest under the terms of any agreement between the Partnership and the pledging Limited Partner, and (b) to defer the exercise of its rights as a secured creditor to realize upon the collateral in the case of an event of default until the expiration of any applicable "lock-up" period under the terms of any agreement between the Partnership and the pledging Limited Partner; (iii) the exchange of Units for shares of beneficial interest of the Company, pursuant to Section 3.2(C) above; and (iv) the distribution of Units by a Limited Partner to any of its direct or indirect constituent partners or owners. Notwithstanding the foregoing, each such transfer shall be subject to compliance with restrictions on transferability contained in the Articles of Incorporation and Bylaws of the Company and/or any applicable agreement executed by the transferor as well as compliance with applicable Federal and state securities laws. The General Partner reserves the right to require an opinion of counsel regarding such matters in form and substance reasonably acceptable to the General Partner as a condition to any such Transfer. The conversion of a Unit into a Common Share shall not constitute a Transfer. A Limited Partner shall notify the General Partner of any Transfer of beneficial interest or other interest which occurs without a transfer of record ownership, as well as any pledge or other collateral transfer. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support or legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. A Limited Partner shall not be permitted to retire or withdraw from the Partnership except as expressly permitted by this Agreement.

                  B. An assignee, legatee, distributee or other transferee (whether by conveyance, operation of law or otherwise), including any pledgee upon realization of its rights as a secured creditor, (a "Transferee") of all or any portion of a Limited Partner's interest in the Partnership shall be entitled to receive Profits, Losses and distributions hereunder attributable to such interest acquired by reason of such Transfer, from and after the effective date of the Transfer of such interest; provided, however, anything in this Agreement to the contrary notwithstanding, (i) no Transfer by a Limited Partner shall be effective until such Transfer has been consented to by the General Partner; (ii) without the prior written consent of the General Partner, no Transferee shall be considered a substituted Limited Partner except as provided in Section 12.2(A)(i) and (iv) and, in any event, until such Transferee shall have agreed to be bound by the terms of this Agreement and shall have executed a counterpart hereof; (iii) the Partnership and the General Partner shall be entitled to treat the Limited Partner making such a Transfer (the "Transferor") of such interest as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Profits and Losses or distributions which are made to such Transferor until such time as the written instrument of transfer has been received by the General Partner and the "effective date" of the Transfer has passed; and (iv) the General Partner shall have the right to require any such Transferor to exchange the Units to which such interest relates for Common Shares or cash, pursuant to Section 3.2(C) above. The "effective date" of any transfer shall be the last day of the month set forth on the written instrument of transfer or such other date consented to in writing by the General Partner as the "effective date."

                 C. Notwithstanding anything to the contrary contained in this Section 12.2, (i) in the event that a Limited Partner pursuant to the dissolution and liquidation of such Limited Partner distributes all or any portion of its interest in the Partnership, the partners, shareholders or members (as the case may be) in such Limited Partner receiving such interest shall become substituted Limited Partners, and shall (upon agreeing to be bound by the terms of this Agreement) succeed to the rights, interests and obligations of such Limited Partner in the Partnership, in proportion to their respective interests in such Limited Partner; and (ii) no Transfer shall be effective to the extent that such Transfer would, in the opinion of the General Partner
         (a) by treating the interest in the Partnership so transferred as if it had been exchanged for Common Shares in accordance with Section 3.2(C) above, violate the limitations on ownership of Common Shares contained in the Articles of Incorporation and/or Bylaws of the Company, or (b) violate any Federal or state securities laws.

                 12.3 Admission Adjustments. The General Partner shall, when necessary, cause this Agreement to be amended from time to time (and shall cause Schedule A to be revised), to reflect the admission or withdrawal of Partners, and the issuance, conversion and redemption of any Units (including the corresponding adjustment to Percentage Interests).

         Article 13. Admission of New Partners. The General Partner shall admit to the Partnership as Limited Partners those Persons who are not already Partners and who receive Units in accordance with the provisions of this Agreement.

         Article 14.      Termination, Liquidation and Dissolution of
Partnership.

                 14.1 Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided upon the earliest to occur of the following events:

                 A. December 31, 2098, unless the General Partner, in its sole and absolute discretion, extends such date by written notice to the Limited Partners given prior to such date;

                 B. the sale of all or substantially all of the assets of the Partnership;

                 C. the agreement of those Partners holding at least [_______] percent [(___%)] of the Percentage Interests of all of the Partners, determining that the Partnership should be dissolved;

                 D. subject to Section 14.4 below, the entry of a final judgment, order or decree of a court of competent jurisdiction adjudicating as bankrupt either the Partnership or the

         General Partner, and the expiration without appeal of the period, if any, allowed by applicable by law to appeal therefrom; or

                  E. the dissolution of the Partnership by operation of law.

                  14.2 Method of Liquidation. Upon the happening of any of the events specified in Section 14.1 above, the General Partner (or if there be no General Partner, a liquidating trustee selected by a Majority-in-Interest of the Limited Partners) shall immediately commence to wind up the Partnership's affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the liquidating trustee, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred for a reasonable time. The Partners shall continue to share Cash Flow, Profits and Losses during the period of liquidation in the same proportions as before dissolution. The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the following order:

                  A. Debts of the Partnership, including repayments of principal and interest on loans and advances made by the General Partner pursuant to Sections 3.3 and/or 9.7 above; then

                  B. to the establishment of any reserves deemed necessary or appropriate by the General Partner, or by the person(s) winding up the affairs of the Partnership in the event there is no remaining General Partner of the Partnership, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner, or such person(s) deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section 14.2 as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; and then

                  C. to the Partners in accordance with their respective Capital Account balances.

                  14.3 Date of Termination. The Partnership shall be terminated when all notes received in connection with such disposition have been paid and all of the cash or property available for application and distribution under Section 14.2 above (including reserves) shall have been applied and distributed in accordance therewith.

                  14.4     Reconstitution Upon Bankruptcy.

                  A. Notwithstanding any dissolution of the Partnership under Section 14.1(D) above, if the Partnership is reconstituted as set forth in this Section 14.4, then the business of the Partnership shall be continued with the Partnership's property and the Partnership's assets shall not be liquidated.

                 B. If the Partnership is dissolved by reason of the bankruptcy of the General Partner, a successor general partner may be admitted within 90 days after the dissolution, effective as of the date of dissolution, as the General Partner hereunder, with the written consent of a Majority-in-Interest of the Limited Partners. Upon the admission of such successor general partner, without any further consent or approval of any other Partner, the Partnership shall be reconstituted as a successor limited partnership.

                 C. If the Partnership is dissolved by reason of the bankruptcy of the Partnership in a proceeding for the reorganization (and not the liquidation) of the Partnership, then, with the consent of the General Partner and a Majority-in-Interest of Limited Partners, the Partnership may be reconstituted within 90 days after dissolution, effective as of the date of dissolution, whereupon the Partnership shall be reconstituted as a successor limited partnership.

                 D. The successor limited partnership reconstituted in accordance with the foregoing provisions of this Section 14.4 shall continue the business of the Partnership with the Partnership's property. The Percentage Interests of the Partners in the successor limited partnership shall be in proportion to their respective Percentage Interests in the dissolved Partnership. Such successor limited partnership shall be governed by the terms and provisions of this Agreement and references in this Agreement to the Partnership or to the Partners or their rights and obligations shall be understood to comprehend such successor limited partnership and the Partners thereof and their rights and obligations.

                 14.5 Death, Legal Incompetency, Etc. of a Limited Partner. The death, legal incompetency, insolvency, dissolution or bankruptcy of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death or incapacity of an individual Limited Partner, such individual Limited Partner's interest in the Partnership shall be transferred either by will, the laws of intestacy or otherwise to the legal representative or successor of such individual Limited Partner.

         Article 15. Power of Attorney. Each Limited Partner hereby irrevocably constitutes and appoints the General Partner, with full power of substitution, its true and lawful attorney, for him and in his name, place and stead and for his use and benefit, to sign, swear to, acknowledge, file and record:

                          (i) this Agreement, and subject to Article 16 below, amendments to this Agreement;

                          (ii) any certificates, instruments and documents (including assumed and fictitious name certificates) as may be required by, or may be appropriate under, the laws of the State of Georgia or any other State or jurisdiction in which the Partnership is doing or intends to do business, in order to discharge the purposes of the Partnership or otherwise in connection with the use of the name or names used by the Partnership;

                           (iii) any other instrument which may be required to be filed or recorded by the Partnership on behalf of the Partners under the laws of any State by any governmental agency in order for the Partnership to conduct its business;

                           (iv) any documents which may be required to effect the continuation of the Partnership, the admission of a substitute or additional Partner, the dissolution and termination of the Partnership or the amendment and restatement of Schedule A, provided such continuation, admission, dissolution and termination or amendment and restatement of Schedule A, is not in violation of any provision of this Agreement; and

                           (v) any documents which may be required or desirable to have the General Partner appointed, and act as, the "Tax Matters Partner" as described in the Code.

The foregoing grant of authority is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of any individual Limited Partner, and shall survive the delivery of any assignment by a Limited Partner of the whole or any portion of his interest in the Partnership.

         Article 16.       Amendment of Agreement.

                  A. Each Limited Partner, by his execution of or joinder of this Agreement, hereby irrevocably appoints the General Partner with power of substitution, as his true and lawful attorney coupled with an interest, in his name, place and stead to amend this Agreement in any respect other than:

                           (i) to enlarge the obligation of any Partner to make contributions to the capital of the Partnership; or

                           (ii) except as otherwise provided for in this Agreement or as required by law, to modify the allocation of Profits or Losses or distributions among the Partners as provided for in Articles 7 and 8 above, respectively; or

                           (iii) to amend Article 1 or Sections 3.2, 3.7, 9.2, or 12; or

                           (iv)     to amend this Article 16.

                  B. With respect to amendments regarding Sections 16(A)(ii) or 16(A)(iii), this Agreement may be amended with the written consent of the General Partner and those

         Limited Partners holding not less than 67% of the aggregate of Percentage Interests held by all Limited Partners.

                 C.       With respect to amendments regarding Section
         16(A)(i), this Agreement may be amended only with the written consent of the General Partner and any other Partner adversely affected by such amendment. With respect to amendments regarding Section 16(A)(iv), this Agreement may be amended only with the written consent of all Partners.

         Article 17.      Miscellaneous.

                 17.1 Notices. Any notice, election or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by telecopy or other facsimile transmission, the first business day after sent by overnight courier (such as Federal Express), or on the second business day after deposit in the Untied States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the Partner set forth on Schedule A of this Agreement, or at such other address as such person may have previously furnished in writing to the Partnership and each Partner with copies to:

                             Chastain Investments, L.P.
                             c/o ERE Yarmouth, Inc.
                             3424 Peachtree Road, N.E.
                             Suite 800
                             Atlanta, Georgia 30326

                             Attention: General Counsel

                 17.2 Modifications. Except as otherwise provided in this Agreement, no change or modification of this Agreement, nor any waiver of any term or condition in the future, shall be valid or binding upon a Partner unless such change or modification shall be in writing and signed by such Partner.

                 17.3 Successors and Assigns. Any person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all of the terms, conditions and obligations of this Agreement to which his predecessor-in-interest was subject or bound, without regard to whether such a person has executed a counterpart hereof or any other document contemplated hereby. No person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in this Agreement, and no person shall acquire an interest in the Partnership or become a Partner thereof except as expressly permitted by and pursuant to the terms of this Agreement. Subject to the foregoing, and the provisions of Article 12 above, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators.

                  17.4 Duplicate Originals. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

                  17.5 Construction. The titles of the Articles, Sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein.

                  17.6 Governing Law. This Agreement shall be governed by the laws of the State of Georgia. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

                  17.7 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.

                  17.8 General Partner with Interest as Limited Partner. If the General Partner ever has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

                  17.9 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  17.10 Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

                  17.11 Prior Agreements Superseded. This Agreement supersedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect thereto; provided, however, that the following joinders and/or addendums shall be deemed to be incorporated herein and shall be deemed to be part of this Agreement: Schedule A.

                  17.12 No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of the General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

                  17.13 Purchase for Investment. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

                  17.14 Waiver. No consent or waiver, express or implied, by any Partner to or of any breach of default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act on the part of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner or its rights hereunder.

                  17.15 Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

                  17.16 Counterparts. This Agreement may be executed in one or more counterparts which, when taken together, shall constitute but one original.

         IN WITNESS WHEREOF, this Agreement has been executed under seal as of the day and year first above written by the General Partner and the undersigned Limited Partners and has been consented to by Chastain Capital Corporation.

                                               GENERAL PARTNER:

                                               Chastain GP Holdings, Inc.,
                                               a Georgia corporation

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                               INITIAL LIMITED PARTNER:

                                               Chastain LP Holdings, Inc.,
                                               a Georgia corporation

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


                                               CHASTAIN CAPITAL
                                               CORPORATION:

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                   SCHEDULE A

              Partners, Capital Accounts and Partnership Interests



                                                       Agreed
                                                       Capital     Percentage
 Name and Address of Partners              Units       Account     Interest
 ----------------------------              -----       -------     --------

General Partner:


Chastain GP Holdings, Inc.
---------------------------------

---------------------------------

---------------------------------


Limited Partners:


Chastain LP Holdings, Inc.
---------------------------------

---------------------------------

---------------------------------